Supplement to the
Fidelity® Institutional Short-Intermediate Government Fund
January, 29 2004
Prospectus

Shareholder Meeting. On or about November 17, 2004, a meeting of the shareholders of Fidelity Institutional Short-Intermediate Government Fund will be held to vote on various proposals. Shareholders of record on September 20, 2004 are entitled to vote at the meeting.

For more detailed information concerning the proposals under consideration, please contact Fidelity at 1-800-544-3198 to request a free copy of the proxy statement.

ISIG-04-01 September 20, 2004
1.475734.106

Supplement to the
Fidelity® Real Estate High Income Fund
January, 29 2004
Prospectus

Shareholder Meeting. On or about November 17, 2004, a meeting of the shareholders of Fidelity Real Estate High Income Fund will be held to vote on various proposals. Shareholders of record on September 20, 2004 are entitled to vote at the meeting.

For more detailed information concerning the proposals under consideration, please contact Fidelity at 1-800-544-3198 to request a free copy of the proxy statement.

The following information replaces the information found under the heading "Minimums" in the "Buying and Selling Shares" section on page 13.

Minimums
To Open an Account	$10,000,000
Minimum Balance	$5,000,000

An investor that meets the minimum initial investment requirement and the minimum balance requirement may open additional accounts with a $1, 000,000 minimum initial investment and a $100,000 balance minimum. The minimum initial investment requirement and the minimum balance requirement may be waived for sophisticated institutional investors (e.g., defined benefit plans, endowments, and foundations) with respect to investments made through Fidelity institutional asset allocation programs.

REHI-04-02 September 20, 2004
1.742183.105